Reconciliations of Non-GAAP Financial Measures

March 31, 2020

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
Net income (loss) attributable to common stockholders	$35,217	$(77,704)
Add:
Depreciation and amortization of real estate assets	44,168	44,949
Depreciation and amortization of real estate assets related to noncontrolling interest	—	(40)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,585	5,316
Net loss on sales of real estate	217	1,520
Net loss on sales of real estate related to unconsolidated joint venture	1,729	—
Impairment of real estate	—	103,134
FFO attributable to common stockholders	$86,916	$77,175
COVID-19 related expenses (1)	810	—
Provision for doubtful accounts and loan losses, net	—	1,207
Other normalizing items (2)	4,389	7,040
Normalized FFO attributable to common stockholders	$92,115	$85,422
FFO attributable to common stockholders	$86,916	$77,175
Merger and acquisition costs	159	6
Stock-based compensation expense	2,360	2,775
Non-cash rental and related revenues	(365)	(1,164)
Non-cash interest income	(561)	(562)
Non-cash interest expense	2,233	2,561
Provision for loan losses and other reserves	667	1,207
Other non-cash adjustments related to unconsolidated joint venture	539	1,115
Other non-cash adjustments	(106)	52
AFFO attributable to common stockholders	$91,842	$83,165
COVID-19 related expenses (1)	810	—
Other normalizing items (2)	(2,135)	1,132
Normalized AFFO attributable to common stockholders	$90,517	$84,297
Amounts per diluted common share attributable to common stockholders:
Net income	$0.17	$(0.44)
FFO	$0.42	$0.43
Normalized FFO	$0.45	$0.48
AFFO	$0.44	$0.46
Normalized AFFO	$0.44	$0.47
Weighted average number of common shares outstanding, diluted:
Net income (loss)	206,006,285	178,385,984
FFO and Normalized FFO	206,006,285	178,936,854
AFFO and Normalized AFFO	206,509,513	179,709,444

(1)	Amount represents expenses related to the COVID-19 pandemic incurred by our Senior Housing - Managed portfolio.

(2)
For FFO, the three months ended March 31, 2020 and 2019 includes $5.8 million and $5.9 million, respectively, of write-offs related to SL rent receivables and lease intangibles. FFO and AFFO for the three months ended March 31, 2020 also include $2.1 million earned during the period related to legacy CCP investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	March 31, 2020	December 31, 2019
Net income attributable to Sabra Health Care REIT, Inc.	$181,917	$68,996
Interest	115,997	126,610
Income tax expense	3,831	3,402
Depreciation and amortization	180,769	181,549
EBITDA	$482,514	$380,557

Loss from unconsolidated joint venture	9,080	6,796
Distributions from unconsolidated joint venture	14,868	13,865
Stock-based compensation expense	9,403	9,819
Merger and acquisition costs	577	424
CCP transition costs	181	197
Provision for loan losses and other reserves	698	1,238
Impairment of real estate	18,685	121,819
Loss on extinguishment of debt	16,340	16,340
Other (income) loss	(1,215)	2,482
Lease termination income	(67,802)	(67,802)
Net gain on sales of real estate	(3,603)	(2,300)
Adjusted EBITDA (1)	$479,726	$483,435

Annualizing adjustments (2)	12,500	2,640
Annualized Adjusted EBITDA (3)	$492,226	$486,075

Pro Forma adjustments for:
Post-quarter dispositions (4)	(1,140)	—

Pro Forma Annualized Adjusted EBITDA	$491,086	$486,075

Adjustment for:
Distributions from unconsolidated joint venture	(14,868)	(13,865)
EBITDA from unconsolidated joint venture (5)	37,528	39,132
Annualized Adjusted EBITDA, as adjusted (6)	$513,746	$511,342

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)	Excludes facilities sold subsequent to the respective period.

(5)	Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.

(6)	Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended March 31,
	2020	2019
Cash rental income	$100,907	$111,004
Straight-line rental income	4,859	5,468
Straight-line rental income receivable write-offs	(2,929)	—
Above/below market lease amortization	1,604	1,601
Above/below market lease intangible write-offs	(3,169)	(5,905)
Recoveries	5,240	4,219
Rental and related revenues	$106,512	$116,387

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$46,897	$7,120	$4,971	$(3,667)	$8,424	$9,887	$2,851	$(32,842)	$35,217
Adjustments:
Depreciation and amortization	26,916	5,085	7,751	—	12,836	4,401	—	15	44,168
Interest	660	428	—	—	428	—	—	24,616	25,704
General and administrative	—	—	—	—	—	—	—	8,761	8,761
Provision for loan losses and other reserves	—	—	—	—	—	—	—	667	667
Other income	—	—	—	—	—	—	—	(2,259)	(2,259)
Net loss on sales of real estate	217	—	—	—	—	—	—	—	217
Loss from unconsolidated JV	—	—	—	3,667	3,667	—	—	—	3,667
Income tax expense	—	—	—	—	—	—	—	1,042	1,042
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,370	8,370	—	—	—	8,370

Net Operating Income (1)	$74,690	$12,633	$12,722	$8,370	$33,725	$14,288	$2,851	$—	$125,554

Non-cash revenue and expense adjustments	1,546	(662)	—	—	(662)	(1,219)	(561)	—	(896)

Cash Net Operating Income (1)	$76,236	$11,971	$12,722	$8,370	$33,063	$13,069	$2,290	$—	$124,658

Cash Net Operating Income not included in same store	(450)	(1,172)	(7,732)	7	(8,897)	(101)	—	—	(9,448)

Same store Cash Net Operating Income (2)	$75,786	$10,799	$4,990	$8,377	$24,166	$12,968

Annualizing adjustments	245,689	40,348	47,684	27,037	115,069	38,943	6,365	—	406,066

Annualized Cash Net Operating Income	$321,475	$51,147	$52,674	$35,414	$139,235	$51,911	$8,655	$—	$521,276

(1)
Includes $0.3 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

(2)
Includes $0.1 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,311	$5,649	$5,515	$(1,161)	$10,003	$10,059	$4,395	$(37,027)	$39,741
Adjustments:
Depreciation and amortization	27,725	4,901	7,007	—	11,908	4,384	—	15	44,032
Interest	665	445	—	—	445	—	—	26,319	27,429
General and administrative	—	—	—	—	—	—	—	5,934	5,934
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(219)	(219)
Impairment of real estate	2,717	—	—	—	—	—	—	—	2,717
Loss on extinguishment of debt	—	—	—	—	—	—	—	5,577	5,577
Other income	—	—	—	—	—	—	—	(1,709)	(1,709)
Net gain on sales of real estate	(1,084)	—	—	—	—	—	—	—	(1,084)
Loss from unconsolidated JV	—	—	—	1,161	1,161	—	—	—	1,161
Income tax expense	—	—	—	—	—	—	—	1,110	1,110
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,089	10,089	—	—	—	10,089

Net Operating Income	$82,334	$10,995	$12,522	$10,089	$33,606	$14,443	$4,395	$—	$134,778

Non-cash revenue and expense adjustments	(4,745)	(524)	—	—	(524)	(1,187)	(1,386)	—	(7,842)
Foreign exchange rate adjustment	—	—	(36)	—	(36)	—	—	—	(36)

Cash Net Operating Income	$77,589	$10,471	$12,486	$10,089	$33,046	$13,256	$3,009	$—	$126,900

Cash Net Operating Income not included in same store	(646)	(134)	(7,052)	(32)	(7,218)	(367)

Same store Cash Net Operating Income	$76,943	$10,337	$5,434	$10,057	$25,828	$12,889

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$48,511	$(5,139)	$5,719	$(605)	$(25)	$9,648	$3,325	$(38,173)	$23,286
Adjustments:
Depreciation and amortization	27,332	4,717	6,707	—	11,424	4,325	—	11	43,092
Interest	669	445	—	—	445	—	—	28,141	29,255
General and administrative	—	—	—	—	—	—	—	8,709	8,709
Provision for loan losses and other reserves	—	—	—	—	—	—	—	57	57
Impairment of real estate	3,131	10,835	—	—	10,835	—	—	—	13,966
Loss on extinguishment of debt	—	—	—	—	—	—	—	644	644
Other income	—	—	—	—	—	—	—	(215)	(215)
Net loss on sales of real estate	19	—	—	—	—	—	—	—	19
Loss from unconsolidated JV	—	—	—	605	605	—	—	—	605
Income tax expense	—	—	—	—	—	—	—	826	826
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,115	10,115	—	—	—	10,115

Net Operating Income	$79,662	$10,858	$12,426	$10,115	$33,399	$13,973	$3,325	$—	$130,359

Non-cash revenue and expense adjustments	(3,137)	(614)	—	—	(614)	(1,175)	(555)	—	(5,481)
Foreign exchange rate adjustment	—	—	(36)	—	(36)	—	—	—	(36)

Cash Net Operating Income	$76,525	$10,244	$12,390	$10,115	$32,749	$12,798	$2,770	$—	$124,842

Cash Net Operating Income not included in same store			(7,283)	(12)

Same store Cash Net Operating Income			$5,107	$10,103

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,008	$7,072	$(312)	$(3,647)	$3,113	$9,787	$70,495	$(51,720)	$83,683
Adjustments:
Depreciation and amortization	28,224	4,672	12,332	—	17,004	4,236	—	12	49,476
Interest	676	450	—	—	450	—	—	32,482	33,608
General and administrative	—	—	—	—	—	—	—	8,059	8,059
Provision for loan losses and other reserves	—	—	—	—	—	—	—	193	193
Impairment of real estate	2,002	—	—	—	—	—	—	—	2,002
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,119	10,119
Other loss	—	—	—	—	—	—	—	1	1
Net gain on sales of real estate	(2,262)	(305)	(188)	—	(493)	—	—	—	(2,755)
Loss from unconsolidated JV	—	—	—	3,647	3,647	—	—	—	3,647
Income tax expense	—	—	—	—	—	—	—	854	854
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,361	9,361	—	—	—	9,361

Net Operating Income	$80,648	$11,889	$11,832	$9,361	$33,082	$14,023	$70,495	$—	$198,248

Non-cash revenue and expense adjustments	(4,945)	(643)	—	—	(643)	(1,227)	(10,288)	—	(17,103)
Foreign exchange rate adjustment	—	—	(6)	—	(6)	—	—	—	(6)

Cash Net Operating Income	$75,703	$11,246	$11,826	$9,361	$32,433	$12,796	$60,207	$—	$181,139

Cash Net Operating Income not included in same store			(6,952)	70

Same store Cash Net Operating Income			$4,874	$9,431

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net (loss) income	$(56,728)	$9,626	$2,644	$(1,383)	$10,887	$9,845	$3,325	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	29,601	8,803	2,377	—	11,180	4,156	—	12	44,949
Interest	687	454	—	—	454	—	—	35,177	36,318
General and administrative	—	—	—	—	—	—	—	8,184	8,184
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,207	1,207
Impairment of real estate	99,353	3,781	—	—	3,781	—	—	—	103,134
Other income	—	—	—	—	—	—	—	(171)	(171)
Net loss on sales of real estate	1,520	—	—	—	—	—	—	—	1,520
Loss from unconsolidated JV	—	—	—	1,383	1,383	—	—	—	1,383
Income tax expense	—	—	—	—	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,829	9,829	—	—	—	9,829

Net Operating Income	$74,433	$22,664	$5,021	$9,829	$37,514	$14,001	$3,325	$—	$129,273

Non-cash revenue and expense adjustments	978	(716)	—	—	(716)	(1,393)	(562)	—	(1,693)
Foreign exchange rate adjustment	—	—	(20)	—	(20)	—	—	—	(20)

Cash Net Operating Income	$75,411	$21,948	$5,001	$9,829	$36,778	$12,608	$2,763	$—	$127,560

Cash Net Operating Income not included in same store			—	45

Same store Cash Net Operating Income			$5,001	$9,874

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Three Months Ended March 31, 2020
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$21,119	$44,089	$2,851	$(32,842)	$35,217
Adjustments:
Depreciation and amortization	19,507	24,646	—	15	44,168
Interest	504	584	—	24,616	25,704
General and administrative	—	—	—	8,761	8,761
Provision for loan losses and other reserves	—	—	—	667	667
Other income	—	—	—	(2,259)	(2,259)
Net loss on sales of real estate	39	178	—	—	217
Loss from unconsolidated JV	3,667	—	—	—	3,667
Income tax expense	—	—	—	1,042	1,042
Sabra’s share of unconsolidated JV Net Operating Income	8,370	—	—	—	8,370

Net Operating Income (1)	$53,206	$69,497	$2,851	$—	$125,554

Non-cash revenue and expense adjustments	(1,353)	1,018	(561)	—	(896)

Cash Net Operating Income (1)	$51,853	$70,515	$2,290	$—	$124,658

Annualizing adjustments	163,093	227,160	6,365	—	396,618

Annualized Cash Net Operating Income	$214,946	$297,675	$8,655	$—	$521,276

(1)
Includes $0.3 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Three Months Ended March 31, 2020
	Enlivant	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net (loss) income	$(2,196)	$8,488	$7,411	$6,261	$3,533	$5,833	$2,455	$3,687	$3,413	$3,454	$25,720	$(32,842)	$35,217
Adjustments:
Depreciation and amortization	1,004	3,045	2,803	3,664	2,584	2,532	4,573	683	1,212	1,782	20,271	15	44,168
Interest	—	—	—	—	—	—	—	715	—	—	373	24,616	25,704
General and administrative	—	—	—	—	—	—	—	—	—	—	—	8,761	8,761
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	667	667
Other income	—	—	—	—	—	—	—	—	—	—	—	(2,259)	(2,259)
Net loss on sales of real estate	—	—	—	—	—	—	—	—	—	—	217	—	217
Loss from unconsolidated JV	3,667	—	—	—	—	—	—	—	—	—	—	—	3,667
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,042	1,042
Sabra’s share of unconsolidated JV Net Operating Income	8,370	—	—	—	—	—	—	—	—	—	—	—	8,370

Net Operating Income (1)	$10,845	$11,533	$10,214	$9,925	$6,117	$8,365	$7,028	$5,085	$4,625	$5,236	$46,581	$—	$125,554

Non-cash revenue and expense adjustments	—	(960)	(814)	(562)	59	(183)	—	1,055	2	(1,311)	1,818	—	(896)

Cash Net Operating Income (1)	$10,845	$10,573	$9,400	$9,363	$6,176	$8,182	$7,028	$6,140	$4,627	$3,925	$48,399	$—	$124,658

Annualizing adjustments	34,789	31,720	28,198	28,093	29,907	24,545	21,641	17,360	12,426	11,877	156,062	—	396,618

Annualized Cash Net Operating Income	$45,634	$42,293	$37,598	$37,456	$36,083	$32,727	$28,669	$23,500	$17,053	$15,802	$204,461	$—	$521,276

(1)
Includes $0.3 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interest, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interest) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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